EXHIBIT 21.1
List of Subsidiaries of RLJ Lodging Trust

RLJ LODGING TRUST, L.P.
RLJ LODGING TRUST LIMITED PARTNER, LLC
RLJ LODGING ACQUISITIONS, LLC
RLJ LODGING TRUST MASTER TRS, INC.
RLJ LODGING II REIT SUB, LLC
RLJ REAL ESTATE III REIT SUB, LLC
RLJ C CHARLESTON HD LESSEE, LLC
RLJ C CHARLESTON HD, LLC
RLJ C HOUSTON HUMBLE GENERAL PARTNER, LLC
RLJ C HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC
RLJ C HOUSTON HUMBLE LESSEE, LP
RLJ C HOUSTON HUMBLE, LP
RLJ C NY UPPER EASTSIDE LESSEE, LLC
RLJ C NY UPPER EASTSIDE, LLC
RLJ C PORTLAND DT LESSEE, LLC
RLJ C PORTLAND DT, LLC
RLJ C SAN FRANCISCO GENERAL PARTNER, LLC
RLJ C SAN FRANCISCO LESSEE GENERAL PARTNER, LLC
RLJ C SAN FRANCISCO LESSEE, LP
RLJ C SAN FRANCISCO, LP
RLJ C WAIKIKI LESSEE, LLC
RLJ C WAIKIKI, LLC
RLJ CABANA MIAMI BEACH LESSEE, LLC
RLJ CABANA MIAMI BEACH, LLC
RLJ DBT KEY WEST CONDOS, LLC
RLJ DBT KEY WEST LESSEE, LLC
RLJ DBT KEY WEST, LLC
RLJ EM IRVINE GENERAL PARTNER, LLC
RLJ EM IRVINE LESSEE GENERAL PARTNER, LLC
RLJ EM IRVINE LESSEE, LP
RLJ EM IRVINE, LP
RLJ EM WALTHAM LESSEE, LLC
RLJ EM WALTHAM, LLC
RLJ HA ATLANTA MIDTOWN LESSEE, LLC
RLJ HA ATLANTA MIDTOWN, LLC
RLJ HGN EMERYVILLE GENERAL PARTNER, LLC
RLJ HGN EMERYVILLE LESSEE GENERAL PARTNER, LLC
RLJ HGN EMERYVILLE LESSEE, LP
RLJ HGN EMERYVILLE, LP
RLJ HP FREMONT GENERAL PARTNER, LLC
RLJ HP FREMONT LESSEE GENERAL PARTNER, LLC
RLJ HP FREMONT LESSEE, LP
RLJ HP FREMONT, LP
RLJ HP MADISON DT LESSEE, LLC
RLJ HP MADISON DT, LLC

EXHIBIT 21.1

RLJ HP WASHINGTON DC LESSEE, LLC
RLJ HP WASHINGTON DC, LLC
RLJ HS SEATTLE LYNNWOOD LESSEE, LLC
RLJ HS SEATTLE LYNNWOOD, LLC
RLJ HY ATLANTA MIDTOWN, LLC
RLJ HY ATLANTA MIDTOWN LESSEE, LLC
RLJ HyH CHARLOTTE LESSEE, LLC
RLJ HyH CHARLOTTE, LLC
RLJ HyH CYPRESS GENERAL PARTNER, LLC
RLJ HyH CYPRESS LESSEE GENERAL PARTNER, LLC
RLJ HyH CYPRESS LESSEE, LP
RLJ HyH CYPRESS, LP
RLJ HyH EMERYVILLE GENERAL PARTNER, LLC
RLJ HyH EMERYVILLE LESSEE GENERAL PARTNER, LLC
RLJ HyH EMERYVILLE LESSEE, LP
RLJ HyH EMERYVILLE, LP
RLJ HyH SAN DIEGO GENERAL PARTNER, LLC
RLJ HyH SAN DIEGO LESSEE GENERAL PARTNER, LLC
RLJ HyH SAN DIEGO LESSEE, LP
RLJ HyH SAN DIEGO, LP
RLJ HyH SAN JOSE GENERAL PARTNER, LLC
RLJ HyH SAN JOSE LESSEE GENERAL PARTNER, LLC
RLJ HyH SAN JOSE LESSEE, LP
RLJ HyH SAN JOSE, LP
RLJ HyH SAN RAMON LESSEE GENERAL PARTNER, LLC
RLJ HyH SAN RAMON GENERAL PARTNER, LLC
RLJ HyH SAN RAMON LESSEE, LP
RLJ HyH SAN RAMON, LP
RLJ HyH SANTA CLARA GENERAL PARTNER, LLC
RLJ HyH SANTA CLARA LESSEE GENERAL PARTNER, LLC
RLJ HyH SANTA CLARA LESSEE, LP
RLJ HyH SANTA CLARA, LP
RLJ HyH WOODLANDS GENERAL PARTNER, LLC
RLJ HyH WOODLANDS LESSEE GENERAL PARTNER, LLC
RLJ HyH WOODLANDS LESSEE, LP
RLJ HyH WOODLANDS, LP
RLJ II - C AUSTIN DT LESSEE GENERAL PARTNER, LLC
RLJ II - C AUSTIN DT LESSEE, LP
RLJ II - C CHICAGO MAG MILE LESSEE, LLC
RLJ II - C CHICAGO MAG MILE, LLC
RLJ II - C HOUSTON GALLERIA GENERAL PARTNER, LLC
RLJ II - C HOUSTON GALLERIA, L.P.
RLJ II - C HOUSTON GALLERIA LESSEE GENERAL PARTNER, LLC
RLJ II - C HOUSTON GALLERIA LESSEE, L.P.
RLJ II - C INDY CAPITOL LESSEE, LLC
RLJ II - C MIDWAY LESSEE, LLC
RLJ II - C MIDWAY, LLC

EXHIBIT 21.1

RLJ II - CR AUSTIN DT GENERAL PARTNER, LLC
RLJ II - CR AUSTIN DT, LP
RLJ II - EM DOWNEY GENERAL PARTNER, LLC
RLJ II - EM DOWNEY LESSEE GENERAL PARTNER, LLC
RLJ II - EM DOWNEY LESSEE, LP
RLJ II - EM DOWNEY, LP
RLJ II - F CHERRY CREEK LESSEE, LLC
RLJ II - F CHERRY CREEK, LLC
RLJ II - F KEY WEST LESSEE, LLC
RLJ II - F KEY WEST, LLC
RLJ II - F MIDWAY LESSEE, LLC
RLJ II - F MIDWAY, LLC
RLJ II - HA GARDEN CITY LESSEE, LLC
RLJ II - HA GARDEN CITY, LLC
RLJ II - HA MIDWAY LESSEE, LLC
RLJ II - HA MIDWAY, LLC
RLJ II - HG MIDWAY LESSEE, LLC
RLJ II - HG MIDWAY, LLC
RLJ II - HOLX MIDWAY LESSEE, LLC
RLJ II - HOLX MIDWAY, LLC
RLJ II - INDY CAPITOL HOTELS, LLC
RLJ II - MH DENVER S LESSEE, LLC
RLJ II - MH DENVER S, LLC
RLJ II - MH LOUISVILLE DT LESSEE, LLC
RLJ II - MH LOUISVILLE DT, LLC
RLJ II - MH MIDWAY LESSEE, LLC
RLJ II - MH MIDWAY, LLC
RLJ II - MIDWAY PARKING, LLC
RLJ II - MIDWAY RESTAURANT LESSEE, LLC
RLJ II - MIDWAY RESTAURANT, LLC
RLJ II - R AUSTIN DT GENERAL PARTNER, LLC
RLJ II - R AUSTIN DT LESSEE GENERAL PARTNER, LLC
RLJ II - R AUSTIN DT LESSEE, LP
RLJ II - R AUSTIN DT, LP
RLJ II - R HOUSTON GALLERIA GENERAL PARTNER, LLC
RLJ II - R HOUSTON GALLERIA LESSEE GENERAL PARTNER, LLC
RLJ II - R HOUSTON GALLERIA LESSEE, LP
RLJ II - R HOUSTON GALLERIA, LP
RLJ II - R INDY CANAL LESSEE, LLC
RLJ II - R LOUISVILLE DT KY LESSEE, LLC
RLJ II - R LOUISVILLE DT KY, LLC
RLJ II - R MERRILLVILLE LESSEE, LLC
RLJ II - R MERRILLVILLE, LLC
RLJ II - RH BOULDER LESSEE, LLC
RLJ II - RH BOULDER, LLC
RLJ II - RH PLANTATION LESSEE, LLC
RLJ II - RH PLANTATION, LLC

EXHIBIT 21.1

RLJ II - S WESTMINSTER LESSEE, LLC
RLJ II - S WESTMINSTER, LLC
RLJ II - SLE MIDWAY LESSEE, LLC
RLJ II - SLE MIDWAY, LLC
RLJ II JUNIOR MEZZANINE BORROWER, LLC
RLJ II JUNIOR MEZZANINE LESSEE, LLC
RLJ II SENIOR MEZZANINE BORROWER, LLC
RLJ II SENIOR MEZZANINE LESSEE, LLC
RLJ III - C BUCKHEAD, INC
RLJ III - C BUCKHEAD LESSEE, LLC
RLJ III - C BUCKHEAD PARENT, LLC
RLJ III - EM FORT MYERS, LLC
RLJ III - EM FORT MYERS LESSEE, LLC
RLJ III - EM TAMPA DT, LLC
RLJ III - EM TAMPA DT LESSEE, LLC
RLJ III - EM WEST PALM BEACH, INC.
RLJ III - EM WEST PALM BEACH LESSEE, LLC
RLJ III - EM WEST PALM BEACH PARENT, LLC
RLJ III - F WASHINGTON DC, LLC
RLJ III - F WASHINGTON DC LESSEE, LLC
RLJ III - HG NEW ORLEANS CONVENTION CENTER LESSEE, LLC
RLJ III - HG NEW ORLEANS CONVENTION CENTER, LLC
RLJ III - HGN HOLLYWOOD GENERAL PARTNER, LLC
RLJ III - HGN HOLLYWOOD LESSEE GENERAL PARTNER, LLC
RLJ III - HGN HOLLYWOOD LESSEE, LP
RLJ III - HGN HOLLYWOOD, LP
RLJ III - HGN PITTSBURGH GENERAL PARTNER, LLC
RLJ III - HGN PITTSBURGH LESSEE GENERAL PARTNER, LLC
RLJ III - HGN PITTSBURGH LESSEE, LP
RLJ III - HGN PITTSBURGH, LP
RLJ III - HS WASHINGTON DC, LLC
RLJ III - HS WASHINGTON DC LESSEE, LLC
RLJ III - MH DENVER AIRPORT, INC
RLJ III - MH DENVER AIRPORT LESSEE, LLC
RLJ III - MH DENVER AIRPORT PARENT, LLC
RLJ III - R NATIONAL HARBOR LESSEE, LLC
RLJ III - R NATIONAL HARBOR, LLC
RLJ III - RH PITTSBURGH GENERAL PARTNER, LLC
RLJ III - RH PITTSBURGH LESSEE GENERAL PARTNER, LLC
RLJ III - RH PITTSBURGH LESSEE, LP
RLJ III - RH PITTSBURGH, LP
RLJ III - ST. CHARLES AVE HOTEL LESSEE, LLC
RLJ III - ST. CHARLES AVE HOTEL, LLC
RLJ MACH BOSTON LESSEE, LLC
RLJ MACH BOSTON, LLC
RLJ MX CHERRY CREEK LESSEE, LLC
RLJ MX CHERRY CREEK, LLC

EXHIBIT 21.1

RLJ R ATLANTA MIDTOWN LESSEE, LLC
RLJ R ATLANTA MIDTOWN, LLC
RLJ R BETHESDA LESSEE, LLC
RLJ R BETHESDA, LLC
RLJ R HOUSTON HUMBLE GENERAL PARTNER, LLC
RLJ R HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC
RLJ R HOUSTON HUMBLE LESSEE, LP
RLJ R HOUSTON HUMBLE, LP
RLJ R LOS ALTOS GENERAL PARTNER, LLC
RLJ R LOS ALTOS LESSEE GENERAL PARTNER, LLC
RLJ R LOS ALTOS LESSEE, LP
RLJ R LOS ALTOS, LP
RLJ S HILLSBORO LESSEE, LLC
RLJ S HILLSBORO, LLC
RLJ S HOUSTON HUMBLE GENERAL PARTNER, LLC
RLJ S HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC
RLJ S HOUSTON HUMBLE LESSEE, LP
RLJ S HOUSTON HUMBLE, LP
RANGERS SUB I, LLC
RANGERS GENERAL PARTNER, LLC
RLJ LODGING FUND II ACQUISITIONS, LLC
RLJ REAL ESTATE FUND III ACQUISITIONS, LLC
BHR OPERATIONS, L.L.C.
BIRMINGHAM ES HOTEL, L.L.C.
BIRMINGHAM ES LEASING, L.L.C.
BIRMINGHAM HOTEL HOLDCO, L.L.C.
BIRMINGHAM LEASING HOLDCO, L.L.C.
CHARLESTON MILLS HOUSE HOTEL HOLDCO, L.L.C.
CHARLESTON MILLS HOUSE HOTEL, L.L.C.
CHARLESTON MILLS HOUSE LESSEE, L.L.C.
DEERFIELD BEACH ES HOTEL, L.L.C.
DEERFIELD BEACH ES LEASING, L.L.C.
DEERFIELD BEACH HOTEL HOLDCO, L.L.C.
DEERFIELD BEACH LEASING HOLDCO, L.L.C.
DJONT OPERATIONS, L.L.C.
DJONT/CMB BUCKHEAD LEASING, L.L.C.
DJONT/CMB ORSOUTH LEASING, L.L.C.
DJONT/CMB SSF LEASING, L.L.C.
DJONT/JPM HOSPITALITY LEASING (SPE), L.L.C.
DJONT/JPM HOSPITALITY LEASING HOLDCO (SPE), L.L.C.
DJONT/JPM LEASING, L.L.C.
DJONT/JPM PHOENIX LEASING, L.L.C.
FCH HH KNICKERBOCKER LEASING, L.L.C.
FCH HH KNICKERBOCKER OWNER, L.P.
FELCOR AUSTIN DOWNTOWN HOTEL, L.L.C.
FELCOR AUSTIN DOWNTOWN LESSEE, L.L.C.
FELCOR CHAT-LEM, L.L.C.

EXHIBIT 21.1

FELCOR DALLAS LOVE FIELD OWNER, L.L.C.
FELCOR FQ HOTEL, L.L.C.
FELCOR FQ LESSEE, L.L.C.
FELCOR HOLDINGS TRUST
FELCOR HOTEL ASSET COMPANY, L.L.C.
FELCOR HOTEL OPERATING COMPANY, L.L.C.
FELCOR LAX LESSEE, L.L.C.
FELCOR LODGING LIMITED PARTNERSHIP
FELCOR MILPITAS OWNER, L.L.C.
FELCOR PENNSYLVANIA COMPANY, L.L.C.
FELCOR SANTA MONICA LESSEE, L.L.C.
FELCOR SANTA MONICA OWNER, L.L.C.
FELCOR TRS BORROWER 4, L.L.C.
FELCOR TRS HOLDINGS, L.L.C.
FELCOR UNION SQUARE HOTEL, L.L.C.
FELCOR UNION SQUARE LESSEE, L.L.C.
FELCOR/CMB BUCKHEAD HOTEL, L.L.C.
FELCOR/CMB ORSOUTH HOLDINGS, L.P.
FELCOR/CMB ORSOUTH HOTEL, L.L.C.
FELCOR/CMB SSF HOLDINGS, L.P.
FELCOR/CMB SSF HOTEL, L.L.C.
FELCOR/CSS (SPE), L.L.C.
FELCOR/CSS HOLDINGS, L.P.
FELCOR/CSS HOTELS, L.L.C.
FELCOR/IOWA-NEW ORLEANS CHAT-LEM HOTEL, L.L.C.
FELCOR/JPM HOSPITALITY (SPE), L.L.C.
FELCOR/JPM HOSPITALITY HOLDCO (SPE), L.L.C.
FELCOR/JPM HOTELS, L.L.C.
FELCOR/JPM PHOENIX HOTEL, L.L.C.
FELCOR/LAX HOTELS, L.L.C.
FT. LAUDERDALE ES HOTEL, L.L.C.
FT. LAUDERDALE ES LEASING, L.L.C.
FT. LAUDERDALE HOTEL HOLDCO, L.L.C.
FT. LAUDERDALE LEASING HOLDCO, L.L.C.
HI CHAT-LEM/IOWA-NEW ORLEANS VENTURE
KNICKERBOCKER HOLDING PARTNERSHIP, L.P.
KNICKERBOCKER HOTEL OWNER GP, L.L.C.
KNICKERBOCKER HOTEL OWNER, L.L.C.
KNICKERBOCKER LEASING HOLDCO GP, L.L.C.
KNICKERBOCKER LEASING HOLDCO, L.L.C.
KNICKERBOCKER MASTER LESSEE, L.P.
KNICKERBOCKER TRS, L.L.C.
LOVEFIELD BEVERAGE CORPORATION
MIAMI AP HOTEL HOLDCO, L.L.C.
MIAMI AP HOTEL, L.L.C.
MINNEAPOLIS ES HOTEL, L.L.C.
MINNEAPOLIS ES LEASING, L.L.C.

EXHIBIT 21.1

MINNEAPOLIS HOTEL HOLDCO, L.L.C.
MINNEAPOLIS LEASING HOLDCO, L.L.C.